Asset Retirement Obligation	12 Months Ended
Dec. 31, 2016
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation
Asset Retirement Obligation
The Company accounts for asset retirement obligations in accordance with ASC Topic 410-20, which requires recording the fair value of an asset retirement obligation associated with tangible long-lived assets in the period incurred. Asset retirement obligations associated with long-lived assets included within the scope of ASC Topic 410-20 are those for which there is a legal obligation to settle under existing or enacted law, statute, written or oral contract or by legal construction under the doctrine of promissory estoppel. The Company has legal obligations to plug, abandon and dismantle existing wells and facilities that it has acquired and constructed.
The following table describes the changes to the Company’s asset retirement obligation (in thousands):

	Year Ended December 31,
	2016	2015
Asset retirement obligation, beginning of period	$42,556	$54,970
Liabilities incurred	—	466
Liabilities settled	(3,296)	(2,776)
Accretion expense	2,515	3,259
Revisions in estimated cash flows	(1,746)	(11,137)
Divestiture of oil and gas properties	(3,419)	(2,226)
Asset retirement obligation, end of period	36,610	42,556
Less: current portion of asset retirement obligation	(4,160)	(6,015)
Long-term asset retirement obligation	$32,450	$36,541

Divestitures of oil and gas properties during 2016 included $3.3 million as a result of the sale of our remaining Oklahoma assets. Divestitures of oil and gas properties during 2015 included $1.8 million as a result of the sale of our Woodford Shale and Mississippian Lime assets. The liabilities incurred, revisions in estimated cash flows and divestitures represent non-cash investing activities for purposes of the statement of cash flows.